UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON
,
D
.
C
. 20549

FORM
8-K

CURRENT
REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 19, 2021
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 3.02.	Unregistered Sales of Equity Securities.
The information required by this Item 3.02 with respect to the issuance of unregistered equity securities is incorporated by reference from Item 8.01 of this Current Report on Form
8-K.
The unregistered equity securities were issued in private placements in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 19, 2021, in connection with its acquisition of 22 self-storage facilities, Life Storage LP (the “Operating Partnership”), the operating partnership of Life Storage, Inc. (the “Parent Company”), adopted a Certificate of Designation of 4.5% Series A Preferred Limited Partnership Units (the “Certificate of Designation”), which Certificate of Designation was adopted and approved by the Operating Partnership prior to closing of such transaction. The Certificate of Designation was adopted pursuant to the terms of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 4, 2021.
Information related to such Certificate of Designation is set forth in Item 8.01 of this Current Report on Form

8-K

and such information is incorporated in this Item 5.03 by reference from Item 8.01 of this Current Report on Form

8-K.

Item 8.01.	Other Events.
On August 19, 2021, the Operating Partnership closed the previously announced acquisition of 22 self-storage facilities (the “Properties”). The Properties are located in Alabama (7), Colorado (1), Florida (2), Georgia (4), Kentucky (1), Ohio (1), Oklahoma (2), South Carolina (2) and Texas (2) and
were acquired pursuant to contribution and purchase agreements dated as of August 6, 2021 with certain third parties (the “Contributors”). Certain of the Properties were contributed to the Operating Partnership subject to third party mortgage indebtedness, which was paid off at closing. The aggregate consideration for the Properties was approximately $228.0 million, of which approximately $136.7 million was paid in cash. The remaining aggregate consideration of approximately $91.3 million was paid (A) by the issuance of common units of the Operating Partnership (“Common Units”) valued at $1,500,000 and (B) by the issuance of newly designated Series A Preferred Units of the Operating Partnership (the “Series A Preferred Units”), valued at $89,765,075. The value of each Common Unit issued to the Contributors was determined based upon the average closing price as reported on the New York Stock Exchange of the Parent Company’s common stock over the 30 consecutive trading days ending 2 trading days before the closing, i.e. $116.44. The value of each Series A Preferred Unit issued to the Contributors was based upon its stated/liquidation value of $25.00. As such, at closing, the Operating Partnership issued a total of 12,882.17 Common Units and 3,590,603 Series A Preferred Units.
The terms of the Series A Preferred Units are governed by the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 4, 2021 and the Certificate of Designation of 4.5% Series A Preferred Limited Partnership Units, which Certificate of Designation was adopted and approved by the Operating Partnership prior to closing of the transaction. The Series A Preferred Units rank senior to all other partnership interests with respect to distributions and liquidation. The Series A Preferred Units have a fixed priority return of 4.5% and a stated/liquidation value of $25.00 per Series A Preferred Unit.

The Series A Preferred Units are convertible at the option of the holders after the earlier of (i) the first anniversary of the date of issuance, (ii) the date of death of an initial holder who is a natural person or (iii) the sale, lease or conveyance of all or substantially all of the assets of the Operating Partnership, into Common Units. Upon any conversion, each Series A Preferred Unit being converted shall be convertible into a number of Common Units equal to the quotient of (i) the stated value of the Series A Preferred Units being converted plus any accrued and unpaid distributions, divided by (ii) the average closing price of Parent Company’s common stock over the ninety (90) consecutive trading days ending the trading day preceding the date of conversion.
The Series A Preferred Units are redeemable at the option of the holders after the earlier of (i) the first anniversary of the date of issuance or (ii) the date of death of an initial holder who is a natural person. The Operating Partnership has the right to redeem the Series A Preferred Units after the tenth anniversary of the date of issuance. The redemption price will be equal to the stated value of a Series A Preferred Unit plus any accrued and unpaid distributions and shall be paid in cash.
The Common Units are redeemable at the option of the holders after a period of one year following the closing for cash or, at the option of the Parent Company, an equivalent number of shares of its common stock.
The Series A Preferred Units and Common Units were issued in private placements in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
The foregoing descriptions of the Certificate of Designation and the terms of the Series A Preferred Units does not purport to be complete and are qualified in its entirety by reference to the complete text of the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Certificate of Designation of 4.5% Series A Preferred Limited Partnership Units

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.
Date: August 23, 2021

	By	/s/Andrew J. Gregoire
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

LIFE STORAGE LP

Date: August 23 2021	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/Andrew J. Gregoire
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer